Acquisitions and Divestitures	3 Months Ended
Jan. 31, 2022
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Acquisitions and Divestitures
Note 12: Acquisitions and Divestitures
Acquisitions
Bank of the West
On December 20, 2021, we announced a definitive agreement with BNP Paribas to acquire Bank of the West and its subsidiaries for a cash purchase price of US$16.3 billion, or US$13.4 billion net of estimated US$2.9 billion of excess capital (at closing). Bank of the West provides a broad range of banking products and services primarily in the Western and Midwestern parts of the U.S. Subject to customary closing conditions, including regulatory approvals, the transaction is expected to close by the end of calendar 2022 and will primarily be part of our U.S. P&C reporting segment.
Divestitures
EMEA and U.S. Asset Management
On November 8, 2021, we completed the sale of our EMEA asset management business, part of our BMO Wealth Management operating segment, to Ameriprise Financial Inc. (Ameriprise) for £615 million (CAD$1,038 million) in an all-cash
transaction. On the date of sale, assets and liabilities of approximately $1,779 million and $527 million, respectively, were derecognized. In connection with completion of the EMEA portion of the sale, we recognized a before and after tax loss of $29 million relating to foreign currency translation reclassified from accumulated other comprehensive income in equity to non-interest revenue, foreign exchange gains, other than trading, in our Consolidated Statement of Income. The transaction also included the opportunity for certain BMO asset management clients in the U.S. to move to Ameriprise. These transfers were completed in the quarter and resulted in tax expense of $22 million.
Taplin, Canida & Habacht LLC
On January 27, 2022, we completed the sale of Taplin, Canida & Habacht, LLC, part of our U.S. asset management business to Loop Capital. The business sold is not considered material to the bank.